UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                 October 16, 2001
                Date of Report (Date of earliest event reported)

                    MID-AMERICA APARTMENT COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

        TENNESSEE                     1-12762                   62-1543819
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)

                         6584 POPLAR AVENUE, SUITE 300
                           MEMPHIS, TENNEESSEE 38138
                    (Address of principal executive offices)

                                 (901) 682-6600
              (Registrant's telephone number, including area code)

             (Former name or address, if changed since last report)
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ITEM 9.  Regulation FD

On October 16, 2001, Mid-America Apartment Communities, Inc. issued the following press release.

Memphis, TN October 16, 2001.  Mid-America  Apartment  Communities,  Inc. (NYSE:
MAA) today announced it is revising its earnings estimates for the third and fourth quarters of 2001 and for 2002. Due to the general weakening of the economy and a significant drop-off in leasing traffic over the latter half of September, the company expects to report 3rd Quarter Funds from Operations ("FFO") of $0.70 per share, one cent below First Call's forecast.

For the 4th quarter Mid-America expects to report FFO of 70 cents per share, 2 cents below previous estimates. FFO is a widely-accepted measure of a REIT's performance.

Eric Bolton, President and CEO stated, "We currently have a number of cross-currents impacting performance, some positive and some negative. Leasing traffic dropped sharply after September 11th although it is now returning to more normal levels. Overall, we believe it is prudent to reduce our forecast of same-store growth for next year to about 1.6%, reflecting the general weakness in the economy, but realize that considerable uncertainties continue to exist. Our current revised estimate of FFO/share for next year is $2.87, 3% above this year's forecast. We remain confident that our current level of dividend is appropriate for this environment, and recognize its importance to investors."

He added "With the completion of our development program we have added considerable balance sheet strength, and added further external growth capacity. We are planning to maintain this capacity to take advantage of what we believe will become an improving acquisition environment."


MAA is a self-administered, self-managed apartment-only real estate investment trust which owns or has ownership interest in 33,459 apartment units throughout the southeast and southcentral U.S. and in Texas, including 189 units in the development pipeline. For further details, please refer to our website at www.maac.net or contact Simon R. C. Wadsworth at (901) 682-6668, ext. 105. 6584 Poplar Ave., Suite 300, Memphis, TN 38138.


Certain matters in this press release may constitute forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such statements include, but are not limited to, statements made about anticipated growth rate of revenues and expenses at Mid-America's properties, anticipated lease-up (and rental concessions) at development properties, planned disposition, disposition pricing and planned acquisitions.. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including a downturn in general economic conditions or the capital markets, competitive factors including overbuilding or other supply/demand imbalances in some or all of our markets, construction delays that could cause new and add-on apartment units to reach the market later than anticipated, changes in interest rates and other items that are difficult to control such as insurance rates, increases in real estate taxes in many of our markets, as well as the other general risks inherent in the apartment and real estate businesses. Reference is hereby made to the filings of Mid-America Apartment Communities, Inc., with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, reports on Form 8-K, and its annual report on Form 10-K, particularly including the risk factors contained in the latter filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchnage Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:  October 16, 2001             /s/Simon R.C. Wadsworth
                                    Simon R.C. Wadsworth
                                    Executive Vice President
                                    (Principal Financial and Accounting Officer)